UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

February 25, 2021

(Date of the earliest event reported)

Simulations Plus, Inc.

(Exact name of registrant as specified in its charter)

California	001-32046	95-4595609
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

42505 10th Street West, Lancaster, California 93534-7059

(Address of principal executive offices) (Zip Code)

661-723-7723

Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14z-12 under Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SLP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).            Emerging Growth Company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information contained in Item 5.07 is incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders:

The 2020 Annual Meeting of Shareholders (the “Annual Meeting”) of Simulations Plus, Inc. (the “Company”) was held on February 25, 2021. At the Annual Meeting, 17,326,307 of the Company’s 19,964,659 issued and outstanding shares of common stock entitled to vote, or approximately 87%, were represented by proxy. The proposals voted on at the Annual Meeting are more fully described in the Proxy Statement on Schedule 14A filed by the Registrant with the Securities and Exchange Commission (the “Commission”) on December 29, 2020, and are incorporated by reference herein.

The final voting results on the proposals presented for stockholder approval at the Annual Meeting were as follows:

1. Proposal No. 1: To elect five (5) individuals to serve on the Company’s Board of Directors until the next Annual Meeting of Shareholders of the Company or until their successors are elected and qualified, subject to prior death, resignation, or removal.

The votes were cast for this matter as follows:

Nominees	Votes For	Votes Against	Votes Abstaining	Votes Withheld	Broker-Non votes
Walter Woltosz	15,337,042	—	—	111,708	1,877,557
Dr. John K. Paglia	13,101,512	—	—	2,347,238	1,877,557
Dr. David Ralph	11,842,742	—	—	3,606,008	1,877,557
Dr. Daniel Weiner	13,100,107	—	—	2,348,643	1,877,557
Lisa LaVange	13,053,941	—	—	2,394,809	1,877,557

2. Proposal No. 2: To ratify the selection of Rose, Snyder & Jacobs LLP as the independent registered public accounting firm for the Company for the fiscal year ending August 31, 2021. This proposal was approved based upon the following votes:

Votes For	Votes Against	Votes Abstaining	Votes Withheld	Broker-Non votes
17,265,233	43,955	17,119	—	—

3. Proposal No. 3: To amend the Company’s 2017 Equity Incentive Plan to increase the number of shares issuable under the plan. This proposal was not approved based on the following votes:

Votes For	Votes Against	Votes Abstaining	Votes Withheld	Broker-Non votes
7,062,388	8,359,004	27,358	—	1,877,557

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIMULATIONS PLUS, INC.

Dated: March 1, 2021	By: /s/ Will Frederick
Will Frederick
Chief Financial Officer

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